UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2013
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As requested pursuant to the previously reported separation agreement between Washington Real Estate Investment Trust (the “Company”) and Mr. George F. “Skip” McKenzie, on September 30, 2013 Mr. McKenzie resigned from the Company's Board of Trustees, from his positions as the Company's President and Chief Executive Officer and from each of his positions as an officer, manager or board member of each of the Company's affiliates, in each case effective September 30, 2013. Pursuant to the separation agreement, Mr. McKenzie will remain an employee of the Company through December 31, 2013.

In addition, on September 27, 2013, the Company's Board of Trustees appointed Mr. Paul T. McDermott to be a member of the Board of Trustees and confirmed his previously reported appointment as the Company's President and Chief Executive Officer, in each case effective on October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting Administration and Corporate Secretary

October 1, 2013
(Date)